                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                         JORE CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
*          Set forth the amount on which the filing fee is calculated and state how it was determined.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                                                  April 12, 2000

Dear Shareholder:

    You are cordially invited to attend the first annual meeting of shareholders of Jore Corporation, which will be held at the Boone & Crockett Club, 250 Station Drive, Missoula, Montana, on May 17(th), 2000, at 1:30 p.m. We look forward to greeting as many of our shareholders as possible.

    Details of the business to be conducted at the annual meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement. At the meeting, you will have an opportunity to ask questions about the Company and its operations.

    We welcome and encourage you to attend and vote your shares in person. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope.

    On behalf of the Board of Directors and myself, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                          Very truly yours,

                                          /s/ Matthew B. Jore

                                          Matthew B. Jore
                                          President & CEO

                                JORE CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                MAY 17(TH), 2000

                            ------------------------

Dear Shareholder:

    The annual meeting of the shareholders of Jore Corporation will be held at the Boone & Crockett Club, 250 Station Drive, Missoula, Montana, on May 17(th), 2000, at 1:30 p.m., for the following purposes:

    1. To elect eight directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

    2.  To approve the Jore Corporation 1999 Employee Stock Purchase Plan;

    3. To approve an amendment to the Amended and Restated Jore Corporation 1997 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,300,000 shares;

    4. To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2000; and

    5.  To transact such other business as may properly come before the meeting.

    Only shareholders of record at the close of business on March 9, 2000 are entitled to notice of, and to vote at, this meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ David H. Bjornson

                                          David H. Bjornson, Secretary

                                JORE CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2000

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:   Why did you send me this Proxy Statement?

A: We sent you this Proxy Statement and the enclosed proxy card because Jore Corporation's Board of Directors is soliciting your proxy to vote at the 2000 Annual Meeting of Shareholders.

     This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

     If you owned shares of our common stock at the close of business on March 9, 2000, our record date, you are entitled to vote the shares that you owned as of that date. On the record date, there were 13,840,887 shares of our common stock outstanding. We mailed this Proxy Statement to all shareholders entitled to vote their shares at the Annual
     Meeting on or about April 17, 2000.

Q:   How many votes do I have?

A: You have one vote for each share of Jore common stock that you owned on the record date.

Q:   How do I vote by proxy?

A: If you properly fill in your proxy card and deliver it to us by the time of the Annual Meeting on May 17, 2000, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - "FOR" electing all eight nominees for director;

     - "FOR" approving our 1999 Employee Stock Purchase Plan;

     - "FOR" amending the our Amended and Restated 1997 Stock
     Plan to increase the number of shares reserved for issuance under the plan; and

     - "FOR" ratifying Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2000.

     If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q:   May my broker vote for me?

A:   Under the rules of the National Association of Securities
     Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on Proposals 1 and 4 even if it does not receive instructions from you.

Q:   May I revoke my proxy?

A: Yes. You may change your mind after you send in your proxy card by following these procedures. To revoke your proxy:

     1.  Send in another signed proxy with a later date;

     2. Send a letter revoking your proxy to our corporate secretary at our offices in Ronan, Montana; or

     3.  Attend the Annual Meeting and vote in person.

Q:   What is the quorum requirement for the meeting?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, or (2) the broker lacks discretionary voting power to vote such shares.

Q:   What is the effect of abstentions and broker non-votes?

A: Abstentions and broker non-votes will have no effect on the election of directors or the voting on the other three proposals to be voted upon by shareholders at the Annual
     Meeting.

Q:   How do I vote in person?

A: If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee. The account statement or letter must show that you were the direct or indirect (beneficial) owner of the shares on March 9, 2000, the record date for voting.

Q:   What vote is required to approve each proposal?

A: The eight nominees for director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

     A majority of the shares of our common stock voting at the Annual Meeting is required to approve the 1999 Employee
     Stock Purchase Plan, and amend the Amended and Restated 1997
     Stock Plan. So, if you do not vote, or abstain from voting, it has no effect on this vote.

     A majority of the shares of our common stock voting at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP as our accountants for fiscal year
     2000. So, if you do not vote, or if you abstain from voting, it has no effect on this vote.

Q:   Is voting confidential?

A: We keep all the proxies, ballots and voting tabulations private as a matter of practice. We only let our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will forward to management, however, any written comments that you make on the proxy card or elsewhere.

Q:   What are the costs of soliciting these proxies?

A:   We will pay all the costs of soliciting these proxies.
     Although we are mailing these proxy materials, our officers and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:   Who should I call if I have any questions?

A: If you have any questions about the Annual Meeting or voting, or your ownership of Jore Corporation's common stock, please contact David H. Bjornson at (406) 676-4900, ext. 381.

                                JORE CORPORATION
                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
/ /  Proposal No. 1--Election of Directors and Management
     Information............................................         1

    - Nominees..............................................         1
    - Meetings of the Board of Directors of the Company.....         2
    - Board Committees......................................         3
    - Compensation of Directors.............................         3
    - Compensation Committee Interlocks and Insider
      Participation.........................................         3
    - Security Ownership of Management and Other Beneficial
      Owners................................................         3
    - Executive Officer Compensation........................         5
    - Option Grants in 1999.................................         5
    - Aggregated Option Values as of Year-End 1999..........         6
    - Matthew B. Jore Employment Agreement..................         6
    - Report of Compensation Committee on Executive
      Compensation..........................................         6
    - Comparison of Three Month Cumulative Total Return.....         8
    - Certain Relationships and Related Transactions........         8
    - Section 16(a) Beneficial Ownership Reporting
      Compliance............................................        10

/ /  Proposal No. 2--For Adoption of the 1999 Employee Stock
     Purchase Plan..........................................        11

    - Background............................................        11
    - Administration and Eligibility........................        11
    - Participation and Terms...............................        11
    - Amendment and Termination.............................        12
    - Federal Income Tax Consequences.......................        12
    - Other Information.....................................        12
    - Vote Required and Board Recommendation................        12

/ /  Proposal No. 3--For Amendment of the Amended and
     Restated Jore Corporation 1997 Stock Plan..............        13

    - Background............................................        13
    - Reasons for the Amendment.............................        13
    - Activity Under the Stock Plan.........................        13
    - Summary of the Stock Plan.............................        13
    - Federal Tax Information...............................        14
    - Vote Required and Board Recommendation................        14

/ /  Proposal No. 4--For Ratification of Independent
     Accountants............................................        14

/ /  Other Matters..........................................        15

    - Other Business........................................        15
    - Solicitation of Proxies...............................        15
    - List of Shareholders..................................        15

                                                                PAGE
                                                              --------
    - Proposals of Shareholders.............................        15
    - Additional Information................................        16

                                   IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your proxy at your earliest convenience. VOTING YOUR PROXY WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING AND WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. Voting your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

                                JORE CORPORATION
                             45000 HIGHWAY 93 SOUTH
                              RONAN, MONTANA 59864

                            ------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                            TO BE HELD MAY 17, 2000

                            ------------------------

    This Proxy Statement, which was first mailed to shareholders on or about April 17, 2000, is furnished in connection with the solicitation of proxies by the Board of Directors of Jore Corporation (the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at the Boone & Crockett Club, 250 Station Drive, Missoula, Montana, on May 17(th), 2000, at 1:30 p.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting, by executing another proxy dated as of a later date, or by attending the meeting and voting in person. The cost of solicitation of proxies will be borne by the Company.

    Shareholders of record at the close of business on March 9, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. On March 9, 2000, there were 13,840,887 shares of common stock outstanding, held of record by 91 shareholders.

1.  ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

    The Company's Board of Directors currently consists of eight members. Eight directors are to be elected at the annual meeting, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy card. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

    The eight nominees for director who receive the most votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

NOMINEES

    MATTHEW B. JORE, age 37, is the founder of Jore Corporation. He has served as President since June 1990, Chief Executive Officer since March 1999 and a Director since its inception in February 1990. He holds a B.S. degree in Economics from the University of Montana.

    MICHAEL W. JORE, age 40, has served as Executive Vice President since November 1998 and Director of Jore Corporation since February 1990. From
June 1990 to November 1998, he was the Vice President of Jore Corporation. Before joining Jore Corporation, he worked for Plum Creek Timber, L.L.C. for ten years. Matthew and Michael Jore are brothers.

    DAVID H. BJORNSON, age 43, has served as General Counsel and Corporate Secretary since November 1998 and as a Director since May 1998. He has served as Executive Vice President since March 2000, and served as Chief Financial Officer of Jore from November 1998 to March 2000. From

1993 to 1998, Mr. Bjornson was a Partner at Boone, Karlberg & Haddon, a Missoula, Montana law firm, serving also as outside counsel of Jore since 1994. From 1985 to 1993, he practiced law with firms in Seattle, Washington, focusing his practice in business transactions, corporations, and tax law. He also acts as director of Sun Mountain Sports, Inc., a manufacturer of golf bags, golf bag carts and golf related apparel, and EndoBiologics International, Inc., a biomedical firm. He holds an LL.M. (Masters of Laws) degree in taxation from New York University, and a J.D. and a B.A. degree in Business Administration from the University of Montana, both with honors. Mr. Bjornson also holds a Certified Public Accountant Certificate.

    THOMAS E. MAHONEY, age 58, has served as a Director of Jore Corporation since February 1999. From 1965 until 1999, The Stanley Works employed him in various positions. From 1997 to 1999, he was the President of The Stanley Works, Consumer Sales Americas. From 1995 to 1997, he was the President and General Manager, Customer Support Division and VP of Corporate Marketing and Advertising at Stanley. From 1992 to 1995, he was the President and General Manager, Hardware and Home Decor Division of Stanley. From 1987 to 1992, he was the President and General Manager, National Hand Tools Division of Stanley. He has a B.A. Degree from the University of Massachusetts.

    R. BRUCE ROMFO, age 62, has served as a Director of Jore Corporation since May 1998. He has served as the President of Printing Press, Inc. a packaging and Printing Company since 1983, and currently serves as a Director. Mr. Romfo holds a B.A. degree from Minot State University and a Masters degree in Accounting from the University of Idaho.

    WILLIAM M. STEELE, age 67, has served as a director of Jore Corporation since May 1998. He is a founder and a managing member of Manufacturers' Sales Associates, LLC, Jore Corporation's sales and marketing representative. Prior to that, Mr. Steele spent 12 years with Makita USA, as Senior Vice President, and as General Manager of Makita's Outdoor Power Equipment Division. Mr. Steele holds a B.A. degree from the University of Connecticut.

    A. BLAINE HUNTSMAN, age 63, has served as a Director of Jore Corporation since June 1999. He is a Trustee of The Achievement Funds Trust, a family of equity and bond mutual fund. Mr. Huntsman served as Chairman and Chief Executive Officer of Olympus Capital Corporation, a holding company for Olympus Bank, from 1988 to 1995, when Olympus merged with Washington Mutual. Prior to that, he served as Dean of the Graduate School of Business and College of Business, University of Utah, from 1975 to 1980 and is retired as a Professor of Finance at the David Eccles School of Business at the University of Utah. Mr. Huntsman has also served as a director for several publicly held companies, including Geneva Steel, Dean Witter Reynolds, Inc., Kahler Realty Corporation, Arcata Corporation and others. He holds a B.S. degree from the University of Utah and a Ph.D. in Economics from the University of Pennsylvania.

    JAMES P. MATHIAS, age 49, has served as a Director of Jore Corporation since June 1999. He serves as the Vice Chairman and Director of Corporate Strategy and Product Development of The JPM Company, a publicly held wire harness and cable assembly company, since August 1981. Mr. Mathias has also served on The JPM Company's Board of Directors since 1978. From 1977 to 1981, he held various positions at The JPM Company, including Production Engineer, Production Control and Inventory Manager, Vice President of Operations and Chief Operating Officer. Prior to that, Mr. Mathias owned and operated a contracting business from 1972 to 1977.

MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY

    During 1999, the Board met five times. All incumbent directors attended 75% or more of the total meetings of the Board and the committees on which they served during 1999.

BOARD COMMITTEES

    The Board of Directors maintains three standing committees, an Audit Committee, a Compensation Committee and a Plan Administration Committee.

    AUDIT COMMITTEE. In June 1999, the Board of Directors formed the Audit Committee for the purpose of reviewing our internal accounting procedures and consulting with and reviewing the services provided by our independent public accountants. Messrs. Mahoney, Mathias and Huntsman currently serve on the Audit Committee. This Committee met twice during 1999.

    COMPENSATION COMMITTEE. In June 1999, the Board of Directors formed the Compensation Committee. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all our officers and reviews general policy relating to compensation and benefits of our employees. Messrs. Mathias, Huntsman and Matthew Jore currently serve on the Compensation Committee. This Committee met once during 1999.

    PLAN ADMINISTRATION COMMITTEE. In February 2000, the Board of Directors formed the Plan Administration Committee to administer both the 1997 Stock Plan and the 1999 Employee Stock Purchase Plan. David H. Bjornson and Matthew Jore currently serve on the Plan Administration committee. This Committee did not meet in 1999, as it was formed in 2000.

COMPENSATION OF DIRECTORS

    Matthew B. Jore, Michael W. Jore, David H. Bjornson and William M. Steele receive no cash or other compensation for serving on the Board and its committees. Non-employee outside directors receive the following compensation for services rendered as members of our Board of Directors and its various committees: (i) annual fees of $12,000; (ii) committee fees of $1,000 per year;
(iii) fees for acting as committee chairperson of $2,500 per year;
(iv) director meeting attendance fees of $1,000 per meeting; (v) committee meeting attendance fees of $500 per meeting, and (vi) an annual grant of options to acquire 5,000 shares of stock exercisable at the fair market value on the date of grant. Jore Corporation also reimburses the directors for reasonable out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. For a description of payments to directors unrelated to their service as directors, see "Certain Relationships and Related Transactions" beginning on page 8.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Prior to June 1999, Jore Corporation's Board of Directors did not maintain a Compensation Committee of the Board of Directors, and the entire Board participated in all decisions regarding compensation of our executive officers. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 15, 2000, by: (i) each director;
(ii) each of the executive officers of the Company named in the Summary Compensation Table under "Executive Officer Compensation" on page 5 (the "Named Executive Officers"); (iii) all executive officers and directors of the Company as a group; and (iv) all shareholders known by the Company to be beneficial owners of more than five percent of its Common Stock:

                                                     BENEFICIAL OWNERSHIP(1)
                                                     ------------------------
                                                                     PERCENT
                                                      NUMBER OF        OF
BENEFICIAL OWNER                                       SHARES        TOTAL
---------------------------------------------------    ---------      -----
Matthew B. Jore....................................    8,195,284(2)    59.2%
Michael W. Jore....................................    2,281,144(3)    16.5%
David H. Bjornson..................................       47,149(4)    *
Thomas E. Mahoney..................................        6,378(5)    *
R. Bruce Romfo.....................................       24,143(6)    *
William M. Steele..................................      165,125(7)     1.2%
A. Blaine Huntsman.................................       33,000(8)    *
James P. Mathias...................................        5,000(9)    *
Executive Officers and Directors as a group (12
  persons).........................................    8,656,452       61.2%

------------------------

 * Less than 1%.

(1) This table is based upon information supplied by officers, directors and principal shareholders and pursuant to Schedules 13D filed with the Securities and Exchange Commission ("SEC"). Beneficial ownership is determined in accordance with SEC rules and generally requires that the shareholder have voting or investment power with respect to the securities in question. Shares of common stock issuable upon exercise or conversion of options or warrants that are exercisable or convertible within 60 days of March 15, 2000 are deemed to be beneficially owned by the holder of such options or warrants but are not outstanding for the purpose of computing the percentage ownership of any other shareholder. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby. Applicable percentages are based on 13,840,887 shares outstanding on March 15, 2000.

(2) Excludes 536,441 shares owned by Michael W. Jore, as Trustee of the Matthew Jore Family Trust, as to which shares Matthew B. Jore disclaims beneficial ownership; includes an aggregate of 1,280,000 shares that may be acquired within 60 days of March 15, 2000, pursuant to outstanding stock option agreements with Merle B. Jore and Michael W. Jore; and includes an aggregate of 929,147 shares owned by Matthew B. Jore's brothers and sisters, from whom he holds proxies.

(3) Excludes 536,441 shares owned by Matthew B. Jore, as Trustee of the Michael Jore Trust, as to which shares Michael W. Jore disclaims beneficial interest.

(4) Includes 40,535 shares issuable upon exercise of vested options.

(5) Includes 6,378 shares issuable upon exercise of vested options.

(6) Includes 6,378 shares issuable upon exercise of vested options.

(7) Includes 155,532 shares issuable upon exercise of vested options and 9,593 shares owned by a retirement plan of which Mr. Steele is a co-trustee and a partial beneficiary.

(8) Includes 3,000 shares issuable upon exercise of vested options; 10,000 shares issuable upon exercise of outstanding warrants; 10,000 shares issuable upon exercise of outstanding warrants held by Evergreen Investment Utah, LLC, a Colorado limited liability company in which Mr. Huntsman is a non-managing member with a 2.7% interest; and 5,000 shares owned by Evergreen Investment Utah, LLC.

(9) Includes 4,000 shares issuable upon exercise of vested options.

EXECUTIVE OFFICER COMPENSATION

    The following table discloses compensation paid to the Company's Chief Executive Officer and the other executive officers of the Company whose total compensation exceeded $100,000 during the fiscal year ended December 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                                    ANNUAL COMPENSATION    SECURITIES
                                                    -------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITIONS               YEAR      SALARY     BONUS      OPTIONS(#)    COMPENSATION(1)
----------------------------             --------   --------   --------   ------------   ---------------
Matthew B. Jore........................   1999      $250,000   $      0           0          $12,449
  Chairman of the Board; President;       1998       141,617          0           0           18,694
  Chief Executive Officer; Director       1997       109,039    800,000           0            8,071

Michael W. Jore........................   1999       200,000          0           0           17,339
  Executive Vice President;               1998       138,491          0           0           21,823
  Director                                1997       104,615          0           0            7,546

David H. Bjornson......................   1999       143,715          0      50,678            3,764
  Executive Vice President;               1998         3,846          0           0                0
  General Counsel; Secretary; Director    1997             0          0           0                0

------------------------

(1) Includes Company contributions under the Company's 401(k) plan, health insurance premiums, life insurance premiums and, for years prior to 1999, auto allowances.

OPTION GRANTS IN 1999

    The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended
December 31, 1999:

                                    NUMBER OF
                                   SECURITIES
                                   UNDERLYING      % OF TOTAL
                                     OPTIONS        OPTIONS                                 CURRENT PRESENT
                                     GRANTED       GRANTED TO    EXERCISE OR   EXPIRATION   VALUE AT DATE OF
                                  (# OF SHARES)   EMPLOYEES IN   BASE PRICE       DATE           GRANT
NAME                                 (1)(2)           1999         ($/SH)         (3)             (4)
----                              -------------   ------------   -----------   ----------   ----------------
Matthew B. Jore.................          0              0            N/A             N/A           N/A
Michael W. Jore.................          0              0            N/A             N/A           N/A
David H. Bjornson...............     31,322            4.7%         $8.41      01/01/2009             0
                                     17,356            2.6%         $9.10      06/14/2009        45,681
                                      2,000            0.3%         $7.06      12/15/2009         3,558

------------------------

(1) These are options to acquire stock granted under the Amended and Restated 1997 Jore Corporation Stock Plan.

(2) These options were granted at fair market value at the date of grant. Other than the options to acquire 2,000 shares which expire on December 15, 2009, and which were fully vested on the date of grant, the options vest 20% upon date of grant, and 20% on the same date each year thereafter until fully vested on the date four years after the date of grant.

(3) These options could expire earlier in certain situations.

(4) The value was computed using the Black Scholes method of valuation, with the following assumptions for the three grants reflected, in order of their expiration dates: expected volatility: 0%, 0%, and 36.33%; risk-free rate of return: 4.66%, 5.855% and 6.6062%; dividend yield: 0%, 0% and 0%; and time of exercise: 6, 6 and 2 years. There are no adjustments made for nontransferability or risk of forfeiture.

AGGREGATED OPTION VALUES AS OF YEAR-END 1999

    The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 1999, by each of the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999.

                      AGGREGATED OPTION EXERCISES IN 1999
                        AND 1999 YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                   SHARES       VALUE       OPTIONS AT END OF 1999       OPTIONS AT END OF 1999(1)
                                 ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                              EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Matthew B. Jore................        0           0            N/A            N/A             N/A            N/A
Michael W. Jore................        0           0            N/A            N/A             N/A            N/A
David H. Bjornson..............        0           0         24,264         57,736         $43,973        $67,098

------------------------

(1) The value of unexercised in-the-money options is based on the difference between the fair market value of the shares of common stock underlying the options at December 31, 1999, based on the closing price of $7.8125 per share of the Company's common stock as reported on the Nasdaq National Market, and the exercise price of such options.

MATTHEW B. JORE EMPLOYMENT AGREEMENT

    In June 1999, the Company entered into an employment agreement with Matthew B. Jore, the Chief Executive Officer. During the five-year term of the agreement, Mr. Jore will be paid an annual salary of $250,000, and will be entitled to all employer-paid and subsidized benefits commonly provided to all full-time employees, including medical insurance, as well those benefits provided to officers of the Company, including disability and life insurance benefits. In addition, the employment agreement contains a non-competition provision that prohibits Mr. Jore from participating in the business of manufacturing or distributing tool accessories for one year following his termination of employment with the Company.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

    The Compensation Committee of the Board of Directors is comprised of two outside directors and Matthew B. Jore, the Chief Executive Officer. The Compensation Committee is responsible for evaluating compensation levels and compensation programs for executives and for making recommendations to the Board regarding appropriate compensation awards for executive management.

    The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to incentivize executive management, to enhance long term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The Compensation Committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that incentivize and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

EXECUTIVE COMPENSATION COMPONENTS

    BASE SALARY. Recommendations for base salaries for executive officers are made at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining recommended base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

    INCENTIVE BONUS. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a portion of each executive officer's annual compensation at risk. The incentive bonus portion of the executive compensation program is first being fully designed and implemented in 2000 and later years.

    STOCK OPTIONS. The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Board of Directors to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    From January 1, 1999 to June 1999, Matthew Jore received an annualized salary of $250,000. In June 1999, in order to formalize the agreements between Mr. Jore and the Company in preparation for the Initial Public Offering of its Common Stock, the Company and Mr. Jore entered into the employment agreement referred to above.

COMPENSATION COMMITTEE

James P. Mathias
A. Blaine Huntsman
Matthew B. Jore

COMPARISON OF THREE MONTH CUMULATIVE TOTAL RETURN

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on an initial $100 investment in our common stock since September 23, 1999*, the date our common stock began trading on the Nasdaq National Market, to four indices: the Nasdaq Stock Market Index, S & P Manufacturing (Specialized), 11 selected tool and hardware manufacturers in Jore Corporation's industry segment, and S & P Hardware & Tools. The past performance of our common stock is not an indication of future performance. We cannot assure you that the price of our common stock will appreciate at any particular rate or at all in future years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 JORE CORPORATION  PEER GROUP  NASDAQ STOCK MARKET (U.S.)  S&P HARDWARE & TOOLS
9/23/1999                                                  100.00      100.00                      100.00                100.00
12/31/1999                                                  78.13      101.11                      147.46                105.30
DOLLARS
*$100 INVESTED ON 9/23/00 IN STOCK OR ON
8/31/99
IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

                                                 S&P MANUFACTURING (SPECIALIZED)
9/23/1999                                                                 100.00
12/31/1999                                                                109.69
DOLLARS
*$100 INVESTED ON 9/23/00 IN STOCK OR ON
8/31/99
IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

 * This graph is based on an initial stock price of $10.00 per share, the price at which our common stock was offered in our initial public offering; the closing price on the Nasdaq National Market on the first day of trading was $12.31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    MONTANA AMERICAN EQUIPMENT, LLC

    On January 1, 1999, Jore Corporation acquired the assets of Montana American Equipment, LLC, an entity that had leased manufacturing equipment to the Company in prior fiscal years. Four of our directors and several members of Matthew and Michael Jore's immediate family were among the owners of Montana American Equipment. The Company issued an aggregate of 452,774 shares of Jore

Corporation common stock to the owners of Montana American Equipment in consideration for its assets, including:

    - 316,951 shares of common stock to Matthew Jore;

    - 14,212 shares of common stock to Michael Jore;

    - 10,954 shares of common stock to Rick Jore, the brother of Matthew and Michael Jore;

    - 17,766 shares of common stock to R. Bruce Romfo, one of our directors; and

    - 9,593 shares of our Common Stock to the MSM Retirement Plan, a retirement plan of which William Steele, one of our directors, is a primary beneficiary and trustee.

    JORE LAND, LLC

    On February 1, 1999, Jore Land, LLC, a Montana limited liability company owned 100% by Matthew B. Jore, entered into an option agreement with Jore Corporation under which the Company had an option to acquire approximately 40 acres of land and the constructed improvements thereon at fair market value. The Company exercised that option on June 28, 1999 and, in satisfaction of the purchase price, paid approximately $2.7 million, which represented the approximate cost of the land and improvements to Jore Land. The purchase price included forgiveness of a receivable in the amount of $1.4 million relating to advanced construction costs, and assumption of approximately $1.3 million of existing debt that Jore Corporation previously had guaranteed. Prior to the purchase and sale, the land and buildings had been leased to the Company under both operating and financing leases and, during 1999, the Company paid $42,000 to Jore Land.

    MANUFACTURERS' SALES ASSOCIATES, LLC / WILLIAM M. STEELE

    Manufacturers' Sales Associates, LLC ("MSA"), a limited liability company in which William M. Steele, one of the Company's directors, has a 20% membership interest, markets Jore Corporation products under a Sales and Marketing Agreement under which it receives a percentage of certain sales of the Company. During 1999, the commissions accrued to MSA were $1.2 million. As of December 31, 1999, the Company had prepaid commissions to MSA of $298,608.

    In February 1999, we granted to Mr. Steele an option to purchase 155,532 shares of our common stock at an exercise price of $9.26 per share.

    CONSULTING AGREEMENT / THOMAS E. MAHONEY

    In 1999, we entered into an agreement with Thomas E. Mahoney, one of the Company's directors, pursuant to which Mr. Mahoney will provide consulting services relating to Jore Corporation's business development activities. We have agreed to pay Mr. Mahoney $100,000 in 2000 for such services. This Agreement has been extended through October 2001 for additional consulting fees of $115,000 to be paid in 2001.

    PRINTING PRESS INCORPORATED / R. BRUCE ROMFO

    Printing Press Incorporated is a printing and packaging company in which
R. Bruce Romfo, one of the Company's directors, has a 30% ownership interest. Jore Corporation purchased $2.6 million in printing and packaging material from Printing Press in 1999, and likely will continue to purchase a substantial volume of printed and packaging material from this vendor in 2000. The related accounts payable balance at December 31, 1999 was $256,775.

    In September 1998, July 1999, and February 2000, we granted Mr. Romfo options to purchase an aggregate of 20,000 shares of our common stock at a weighted average exercise price of $6.25 per share.

    S CORPORATION DIVIDEND; NOTES RECEIVABLE FROM SHAREHOLDERS

    We terminated our S corporation status upon completion of the initial public offering on September 23, 1999, and distributed to our shareholders on that date a final amount representing our previously taxed but undistributed S corporation earnings through the S corporation termination date. The amount of the distribution was $3.6 million. In anticipation of the final computation of the amount of such distribution, $4.0 million was distributed to such shareholders, and the difference between such amount and the actual final amount of the distribution ($395,719) is reflected as notes receivable from such shareholders as of December 31, 1999.

    During the fiscal year ended December 31, 1999, each of the following shareholders was indebted to us in the amount set forth opposite his or her respective name in connection with shareholder and member advances related to his or her shareholdings in Jore Corporation and membership interests in Montana American Equipment. The table below sets forth the amount of such indebtedness outstanding as of December 31, 1999. Notes that bear interest annually at the applicable federal rate evidence outstanding indebtedness:

                                                                      INDEBTEDNESS
                                           PRINCIPAL AMOUNT OF      OUTSTANDING AS OF
SHAREHOLDER                              SHAREHOLDER INDEBTEDNESS   DECEMBER 31, 1999
-----------                              ------------------------   -----------------
Matthew B. Jore........................          $938,786               $750,584
Michael W. Jore........................           541,121                541,121
Rick Jore*.............................           103,975                 11,221
Roger Jore*............................           114,615                 23,440
Maxine Schneider*......................            62,862                  8,268

------------------------

 * Member of the immediate family of Matthew and Michael Jore

    DIRECTOR PARTICIPATION IN BRIDGE LOAN

    In June 1999, A. Blaine Huntsman, one of the Company's directors, and an affiliate of Mr. Huntsman loaned Jore Corporation $500,000 at a rate of 6.5% per annum, with the loan maturing on the earlier of December 1, 1999 or within five days following the closing of the initial public offering. In connection with the loan, the Company also issued Mr. Huntsman and his affiliate warrants to purchase an aggregate of 20,000 shares of common stock at an exercise price of $9.10 per share. The principal amount of the loan, together with interest of $10,507, was repaid in October 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and greater-than-10% shareholders file reports with the SEC relating to their initial beneficial ownership of Jore's securities and any subsequent changes. They must also provide us with copies of the reports. Based on copies of reports furnished to us, each of these reporting persons complied with their filing requirements during 1999 except for Mr. Huntsman, who failed to timely file one report relating to one acquisition of shares of Jore common stock.

2.  PROPOSAL FOR ADOPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND

    The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by employees of the Company. Accordingly, on October 25, 1999, the Board of Directors adopted, subject to shareholder approval, the Jore Corporation 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan"). Initially, an aggregate of 1,000,000 shares of the Company's Common Stock (subject to adjustment for any dividend, stock split or other relevant changes in the Company's capitalization, and to increase as described below) (the "Shares") may be sold pursuant to the Stock Purchase Plan. The maximum number of shares of Common Stock available for issuance under the Plan is (a) 1,000,000 shares, plus (b) an annual increase, during the term of the Stock Purchase Plan, to be added beginning in 2001 on the first day of the Company's fiscal year equal to the least of (i) 100,000 shares of Common Stock, or (ii) 1.5% of the adjusted average shares of Common Stock outstanding of the Company used to calculate fully diluted earnings per share as reported in the Company's annual financial statements for the preceding fiscal year, or (iii) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall be added to the aggregate number of shares available for issuance under the Plan. The text of the Stock Purchase Plan has been filed electronically with the Securities and Exchange Commission, but is not included in the printed version of this Proxy Statement. A copy of the Stock Purchase Plan is available from the Company's Secretary at 45000 Highway 93 South, Ronan, Montana 59864. The following is a summary of the material provisions of the Stock Purchase Plan.

ADMINISTRATION AND ELIGIBILITY

    The Stock Purchase Plan is administered by Plan Administration Committee of the Board of Directors (the "Committee"). The Committee has the authority to make rules and regulations governing the administration of the Stock Purchase Plan.

    Substantially all full-time employees of the Company and designated subsidiaries, including the executive officers of the Company, are eligible to participate in the Stock Purchase Plan, except that the following may be excluded at the discretion of the committee: (i) employees whose customary employment is 20 hours or less per week; and (ii) employees whose customary employment is for not more than 5 months per year. As of March 15, 2000, approximately 622 employees were eligible to participate in the Stock Purchase Plan.

PARTICIPATION AND TERMS

    An eligible employee may elect to participate in the Stock Purchase Plan as of any Enrollment Date. "Enrollment Dates" occur on the first day of the offering period, which is currently set at six-month intervals. To participate in the Stock Purchase Plan, an employee must complete an enrollment and payroll deduction authorization form provided by the Company which indicates the amounts to be deducted from his or her salary and applied to the purchase of the Shares on the Purchase Date (as hereinafter defined). The payroll deduction must be within limits set by the Stock Purchase Plan.

    A payroll deduction account is established for each participating employee by the Company and all payroll deductions made on behalf of each employee are credited to each such employee's respective payroll deduction account. On the last trading day of each offering period (the "Purchase Date"), the amount credited to each participating employee's payroll deduction account is applied to purchase as many shares as may be purchased with such amount at the applicable purchase price.

    The purchase price for the Shares will not be less than the lesser of 85% of the closing price of shares of Common Stock as reported on the Nasdaq National Market (i) on the first trading day of the applicable offering period or (ii) on the Purchase Date. Employees may purchase shares through the Stock Purchase Plan only by payroll deductions.

AMENDMENT AND TERMINATION

    The Board of Directors of the Company may amend the Stock Purchase Plan at any time, provided that if shareholder approval is required for the plan to continue to comply with the requirements of applicable rules under the Securities Exchange Act of 1934 or the Internal Revenue Code (the "Code"), such amendment shall not be effective unless approved by the Company's shareholders within twelve months after the date of the adoption by the Board of Directors.

    The Stock Purchase Plan may be terminated by the Board of Directors at any time.

FEDERAL INCOME TAX CONSEQUENCES

    The Stock Purchase Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code. As a result, an employee participant will pay no federal income tax upon enrolling in the Stock Purchase Plan or upon purchase of the shares. A participant may recognize income and/or gain or loss upon the sale or other disposition of Shares purchase under the plan, the amount and character of which will depend on whether the Shares are held for two years from the first day of the offering period.

    If the participant sells or otherwise disposes of the Shares within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the Shares on the date of purchase over the purchase price and the Company will be entitled to a tax deduction for the same amount.

    If the participant sells or otherwise disposes of the Shares after holding the Shares for the two-year period, the participant will recognize ordinary income at the time in an amount equal to the lesser of (i) the excess of the market price of the Shares on the first day of the offering period over the purchase price, or (ii) the excess of the market price of the Shares at the time of disposition over the purchase price. The Company will not be entitled to any tax deduction with respect to Shares purchased under the Stock Purchase Plan if the Shares are held for the requisite two-year period.

    The employee may also recognize capital gain or loss at the time of disposition of the Shares, either short-term or long-term, depending on the holding period for the Shares.

OTHER INFORMATION

    The Stock Purchase Plan went into effect on December 31, 1999, subject to shareholder approval. As of December 31, 1999, the closing price of the Company's Common Stock was $7.8125.

VOTE REQUIRED AND BOARD RECOMMENDATION

    Approval of the Stock Purchase Plan requires more votes in favor of adoption of the plan than those against adoption.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE STOCK PURCHASE PLAN.

3. PROPOSAL FOR AMENDMENT OF THE AMENDED AND RESTATED JORE CORPORATION 1997 STOCK PLAN

BACKGROUND

    The Company's Amended and Restated 1997 Stock Plan (the "Stock Plan") was originally adopted by the Board of Directors and shareholders of the Company in 1997 and amended and restated in June 1999. In October 1999, the Board approved a proposal to amend the Stock Plan to increase the number of shares reserved for issuance by 1,100,000 shares, from 1,300,000 shares to 2,400,000 shares.

REASONS FOR THE AMENDMENT

    The Company relies upon the Stock Plan as one of the benefits necessary to attract, reward and retain skilled employees. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the Stock Plan so that the Company may continue to attract and retain the services of qualified employees by providing employees an opportunity to purchase the Company's common stock through option grants.

ACTIVITY UNDER THE STOCK PLAN

    The Company believes that its Stock Plan is an important factor in attracting and retaining skilled personnel. From time to time, the Company reviews the number of shares available for issuance under the Stock Plan and, based on the Company's estimates of the number of shares expected to be issued under the Stock Plan, management presents to the Board of Directors a recommendation for the addition of shares reserved for issuance. The Board reviews such recommendation and, if approved by the Board, presents a proposal for the shareholders' approval. As of December 31, 1999, 3,220 shares of common stock had been issued upon exercise of stock options, options to purchase an aggregate of 1,504,062 shares were outstanding at a weighted average exercise price of $7.68 per share, and 892,718 shares remained available for future issuance under the Stock Plan.

SUMMARY OF THE STOCK PLAN

    The purpose of the Stock Plan is to enhance the long term shareholder value of Jore Corporation by offering opportunities to selected employees, directors, officers, consultants, agents, advisors, and independent contractors of Jore Corporation to participate in our growth and success, to encourage them to remain in our service, and to own our stock. Subject to shareholder approval, the Company has authorized 2.4 million shares of common stock for issuance under the Stock Plan, subject to certain adjustments. For all grants under the Stock Plan, the date of grant or award, number of options, option price, vesting period and other terms specific to the options or awards are to be determined by the plan administrator, which at this time is Plan Administration Committee of the Board of Directors.

    The Stock Plan provides for the grant of both incentive stock options, or ISOs, that qualify under Section 422 of the Internal Revenue Code, and nonqualified stock options or NQSOs. ISOs may be granted only to Company employees or employees of a parent or subsidiary. NQSOs and all other awards other than ISOs may be granted to Company employees, directors and other third parties who render services to the Company or any parent or subsidiary that are not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of ISOs must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of NQSOs must be at least equal to 85% of the fair market value of the common stock on the date of grant. Options granted under the Stock Plan have a maximum term of 10 years.

    Options granted under the Stock Plan generally expire three months after the termination of the optionee's service, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service due to disability.

Options will generally terminate immediately upon termination for cause. If Jore Corporation is dissolved or liquidated or has a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation, if any. If a successor corporation does not assume or substitute the awards, the Compensation Committee may accelerate the vesting of the awards prior to the effectiveness of the transaction.

    The Stock Plan also provides for the issuance of stock awards to eligible participants of the Stock Plan with terms, conditions, and restrictions established by the plan administrator in its sole discretion. Generally, stock issued pursuant to an award is restricted stock. Subject to certain restrictions, holders of stock awarded under the Stock Plan have all the rights of other shareholders.

    All grants and awards under the Stock Plan may not be transferred other than by will or by the laws of descent and distribution and generally must be exercised during the lifetime of the recipient only by the recipient.

FEDERAL TAX INFORMATION

    Options granted under the Stock Plan may be either ISOs or NQSOs. An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term, or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee owns more than ten percent of the outstanding common stock of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    All of the options which do not qualify as ISOs are referred to as NQSOs. An optionee will not recognize any taxable income at the time he is granted an NQSO. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote of a majority of the votes cast will be required to approve the amendment to the Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED 1997 STOCK PLAN.

4.  PROPOSAL FOR RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2000, and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

    Ratification of the appointment of Deloitte & Touche LLP requires more votes in favor of ratification than against ratification.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

    The Company's Bylaws do not require that shareholders ratify the selection of Deloitte & Touche LLP as our independent accountants. We are seeking shareholder ratification because we believe it is a matter of good corporate practice. If the votes cast in favor of ratification of the appointment of Deloitte & Touche LLP as independent accountants do not exceed the votes cast against such action, the selection of other independent accountants will be considered by the Board of Directors.

5.  OTHER MATTERS

OTHER BUSINESS

    The Board of Directors does not intend to bring any other business before the meeting, and knows of no other matters to be brought before the meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

SOLICITATION OF PROXIES

    The Board of Directors of the Company solicits the proxy accompanying this Proxy Statement. Officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies. Such solicitations may be made personally, or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all of the costs of solicitation of proxies.

LIST OF SHAREHOLDERS

    A list of shareholders entitled to vote at the meeting will be available for examination at Jore Corporation's corporate headquarters, 45000 Highway 93 South, Ronan, Montana 59864, for ten days before the 2000 Annual Meeting, and at the Annual Meeting.

PROPOSALS OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than December 15, 2000 to be included in the Company's Proxy Statement and form of proxy related to that meeting. Shareholders who intend to present a proposal at the 2001 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than March 3, 2001. Shareholders are advised to review the Company's Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and director nominations.

ADDITIONAL INFORMATION

    The Company's Annual Report for the fiscal year ended December 31, 1999 was first mailed to the shareholders of the Company with this Proxy Statement on or about April 17, 2000. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

    A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1999, AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST TO INVESTOR RELATIONS, JORE CORPORATION, 45000 HIGHWAY 93 SOUTH, RONAN, MONTANA 59864. THE REPORT IS ALSO AVAILABLE THROUGH THE COMPANY'S WEBSITE, WWW.JORECORPORATION.COM.

                           INCORPORATION BY REFERENCE

    To the extent that this Proxy Statement is incorporated by reference into any other filing by Jore Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Report of Compensation Committee on Executive Compensation" and Comparison of Three Month Cumulative Total Return "Stock Performance Graph" will not be deemed incorporated, unless otherwise specifically provided in such filing.

Ronan, Montana

                                          By order of the Board of Directors,

                                          /s/ David H. Bjornson

                                          David H. Bjornson
                                          SECRETARY

                                                                     APPENDIX A

                                JORE CORPORATION
                       AMENDED & RESTATED 1997 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

     The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

     Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

     (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

     (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

     (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

     (b) TEN-PERCENT SHAREHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

     (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,400,000 Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The


Stock Plan                             1

Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 1,300,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

     (c) PURCHASE PRICE. The Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

     (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

     (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

     (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, and except as set forth below, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if:

          (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

          (ii) Either (A) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within 12 months following such Change in Control.

     A Stock Purchase Agreement may also provide for accelerated vesting in the event of the Optionee's death or disability or other events.


Stock Plan                             2

     Notwithstanding the above, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

     (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of a Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

     (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if:

          (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

          (ii) Either (A) such Options do not remain outstanding, such Options are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such Options or (B) the Optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

Notwithstanding the above, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.


Stock Plan                             3

     (g) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

     (h) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (i) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (j) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (k) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 7. PAYMENT FOR SHARES.

     (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

     (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such Shares, if newly issued, shall be paid in cash or cash equivalents.

     (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment


Stock Plan                            4
of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

     (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

     (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          (iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

     (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


Stock Plan                             5

SECTION 9.  SECURITIES LAW REQUIREMENTS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10. NO RETENTION RIGHTS.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

     (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

     (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

     (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "CAUSE" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) indictment of, conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.


Stock Plan                             6

     (c)  "CHANGE IN CONTROL" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (d)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

     (f)  "COMPANY" shall mean Jore Corporation, a Montana corporation.

     (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

     (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

     (j) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

     (k) "INVOLUNTARY TERMINATION" shall mean the termination of the Optionee's or Purchaser's Service by reason of:

          (i) The involuntary discharge of the Optionee or Purchaser by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

          (ii) The voluntary resignation of the Optionee or Purchaser following
     (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

     (l)  "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

     (m) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (n) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (o)  "OPTIONEE" shall mean an individual who holds an Option.


Stock Plan                             7

     (p) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

     (q) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (r) "PLAN" shall mean this Jore Corporation Amended & Restated 1997 Stock Plan.

     (s) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

     (t) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (u) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

     (v)  "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

     (w)  "STOCK" shall mean the Common Stock of the Company.

     (x) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

     (y) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (z) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13. EXECUTION.

     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                      JORE CORPORATION,
                                      a Montana corporation

                                      By:
                                         --------------------------------
                                      Title:
                                            -----------------------------


Stock Plan                             8

                                JORE CORPORATION
                       AMENDED & RESTATED 1997 STOCK PLAN
                          NOTICE OF STOCK OPTION GRANT

     You have been granted the following option to purchase Common Stock of Jore Corporation (the "Company"):

     Name of Optionee:               __________________________________________

     Total Number of Shares Granted: __________________________________________

     Type of Option:                 / / Incentive Stock Option
                                     / / Nonstatutory Stock Option

     Exercise Price Per Share:       $_________________________________________

     Date of Grant:                  __________________________________________

     Date Exercisable:               This option may be exercised with respect
                                     to the first __% of the Shares subject to this option when the Optionee completes __ months of continuous Service after the Vesting Commencement Date. This option may be exercised with respect to an additional
                                     __% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

     Vesting Commencement Date:      __________________________________________

     Expiration Date:                __________________________________________

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Amended & Restated 1997 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                            JORE CORPORATION

                                     By:
-----------------------------           -----------------------------
                                     Title:
-----------------------------              --------------------------
Print Name


Stock Option Agreement                 1

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                JORE CORPORATION
                       AMENDED & RESTATED 1997 STOCK PLAN
                             STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

     (a) OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

     (b) STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 13 of this Agreement, unless otherwise defined in
Section 12 of the Plan.

SECTION 2. RIGHT TO EXERCISE.

     (a) EXERCISABILITY. Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

     (b) $100,000 LIMITATION. If this option is designated as an ISO in the Notice of Stock Option Grant, then the Optionee's right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, except that the Optionee's right to exercise this option shall no longer be deferred if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) this option does not remain outstanding, (iii) this option is not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option.

     (c) SHAREHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's shareholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.


Stock Option Agreement                 2

SECTION 4. EXERCISE PROCEDURES.

     (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

     (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

     (c) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

     (a) CASH. All or part of the Purchase Price may be paid in cash or cash equivalents.

     (b) SURRENDER OF STOCK. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

     (c) EXERCISE/SALE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

     (d) EXERCISE/PLEDGE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     (e) PROMISSORY NOTE. With the consent of the Board of Directors, all or part of the Purchase Price may be paid with a full-recourse promissory note. However, the par value of the Shares shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of


Stock Option Agreement                 3
additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 6. TERM AND EXPIRATION.

     (a) BASIC TERM. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant AND Section 3(b) of the Plan applies).

     (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

          (i)   The expiration date determined pursuant to Subsection (a) above;

          (ii) The date 30 days after the termination of the Optionee's Service for any reason other than Cause, retirement or Disability;

          (iii) The date of the termination of the Optionee's Service for Cause; or

          (iv) The date 12 months after the termination of the Optionee's Service by reason of retirement or Disability.

     The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

     (c) DEATH OF THE OPTIONEE. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

          (i)   The expiration date determined pursuant to Subsection (a) above;
     or

          (ii)  The date 12 months after the Optionee's death.

     All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

     (d) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).


Stock Option Agreement                 4

     (e) NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

     (a) RIGHT OF FIRST REFUSAL. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

     (b) TRANSFER OF SHARES. If the Company fails to exercise its Right of First Refusal within 15 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection
(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 30 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

     (c) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 7 or into which such Shares thereby become convertible shall immediately be subject to this
Section 7. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.


Stock Option Agreement                 5

     (d)  TERMINATION OF RIGHT OF FIRST REFUSAL. Any other provision of this
Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

     (e) PERMITTED TRANSFERS. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 7 shall apply to the Transferee to the same extent as to the Optionee.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

     (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

     (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

     (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER.

     (a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

     (b) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering


Stock Option Agreement                 6
as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

     (c) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

     (d) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

     (e) LEGENDS. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

     "The shares represented hereby may not be sold, assigned, transferred, encumbered or in any manner disposed of, except in compliance with the terms of a written agreement between the company and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants to the company certain rights of first refusal upon an attempted transfer of the shares. The secretary of the company will upon written request furnish a copy of such agreement to the holder hereof without charge."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the company, qualifies as an exempt transaction under the act and the rules and regulations promulgated thereunder."

     (f) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.


Stock Option Agreement                 7

     (g) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

     In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

     (a) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

     (b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

     (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

     (d) ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

     (e) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Montana, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. DEFINITIONS.

     In addition to the definitions set forth in the Plan, the following terms shall have the meanings ascribed herein (in the event a conflict exists, the meaning set forth in this Agreement shall prevail):

     (a)  "AGREEMENT" shall mean this Stock Option Agreement.

     (b) "DATE OF GRANT" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.


Stock Option Agreement                 8

     (c) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

     (d) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

     (e) "NOTICE OF STOCK OPTION GRANT" shall mean the document so entitled to which this Agreement is attached.

     (f) "OPTIONEE" shall mean the individual named in the Notice of Stock Option Grant.

     (g) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

     (h) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 7.

     (i)  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     (j) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

     (k) "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Shares described in Section 8.




Stock Option Agreement                 9

                                JORE CORPORATION
                       AMENDED & RESTATED 1997 STOCK PLAN
                       SUMMARY OF STOCK PURCHASE AGREEMENT

     By your signature and the signature of the Company's representative below, you and the Company agree that you are purchasing shares subject to the terms and conditions of the Amended & Restated 1997 Stock Plan and the Stock Purchase Agreement, both of which are attached to and made a part of this document.

Name of Purchaser:                 ___________________________________________

Total Number of Purchased Shares:  ___________________________________________

Purchase Price Per Share:          $__________________________________________

Date of Purchase:                  ___________________________________________

Vesting Commencement Date:         ___________________________________________

Vesting Schedule:                  The Right of Repurchase shall lapse with
                                   respect to the first __% of the Purchased
                                   Shares when the Purchaser completes __ months of continuous Service after the Vesting
                                   Commencement Date. The Right of Repurchase shall lapse with respect to an additional __% of the Purchased Shares when the Purchaser completes each month of continuous Service thereafter.


PURCHASER:                         JORE CORPORATION:

                                   By:
-----------------------------         ------------------------------
Print Name:                        Title:
           ------------------            ---------------------------



Stock Purchase Agreement              1

                                JORE CORPORATION
                       AMENDED & RESTATED 1997 STOCK PLAN
                            STOCK PURCHASE AGREEMENT

SECTION 1. ACQUISITION OF SHARES.

     (a) TRANSFER. On the terms and conditions set forth in the Summary of Stock Purchase and this Agreement, the Company agrees to transfer to the Purchaser the number of Shares set forth in the Summary of Stock Purchase. The transfer shall occur at the offices of the Company on the date of purchase set forth in the Summary of Stock Purchase or at such other place and time as the parties may agree.

     (b) CONSIDERATION. The Purchaser agrees to pay the Purchase Price set forth in the Summary of Stock Purchase for each Purchased Share. The Purchase Price is agreed to be at least 100% of the Fair Market Value of the Purchased Shares. Payment shall be made on the transfer date in cash or cash equivalents.

     (c) STOCK PLAN AND DEFINED TERMS. The transfer of the Purchased Shares is subject to the Plan, a copy of which the Purchaser acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms not otherwise defined in the Plan are defined in
Section 12 of this Agreement (in the event a conflict exists, the meaning set forth in this Agreement shall prevail).

SECTION 2. RIGHT OF REPURCHASE.

     (a) SCOPE OF REPURCHASE RIGHT. All Purchased Shares initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Purchaser may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Shares, then this Section 2 shall apply to the Transferee to the same extent as to the Purchaser.

     (b) CONDITION PRECEDENT TO EXERCISE. The Right of Repurchase shall be exercisable only during the 60-day period next following the date when the Purchaser's Service terminates for any reason, with or without cause, including (without limitation) death or disability.

     (c) LAPSE OF REPURCHASE RIGHT. The Right of Repurchase shall lapse with respect to the Purchased Shares in accordance with the vesting schedule set forth in the Summary of Stock Purchase. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if:

          (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

          (ii) Either (A) the Right of Repurchase is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within 12 months following such Change in Control.


Stock Purchase Agreement              2

     Notwithstanding the above, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (d) REPURCHASE COST. If the Company exercises the Right of Repurchase, it shall pay the Purchaser an amount equal to the Purchase Price for each of the Restricted Shares being repurchased.

     (e) EXERCISE OF REPURCHASE RIGHT. The Right of Repurchase shall be exercisable only by written notice delivered to the Purchaser prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Purchaser the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

     (f) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (g) TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 2, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

     (h) ESCROW. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Purchased Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Shares, together


Stock Purchase Agreement              3
with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Purchased Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Purchased Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.

SECTION 3. RIGHT OF FIRST REFUSAL.

     (a) RIGHT OF FIRST REFUSAL. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Purchased Shares, or any interest in such Purchased Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Purchased Shares. If the Purchaser desires to transfer Purchased Shares, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Purchased Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Purchased Shares. The Company shall have the right to purchase all, and not less than all, of the Purchased Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection
(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

     (b) TRANSFER OF SHARES. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Purchaser may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Purchased Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Purchased Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Purchased Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Purchased Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

     (c) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Purchased Shares subject to this Section 3 or into which such Purchased Shares thereby become convertible shall immediately be subject to this Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Purchased Shares subject to this Section 3.


Stock Purchase Agreement              4

     (d)  TERMINATION OF RIGHT OF FIRST REFUSAL. Any other provision of this
Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Purchased Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections
(a) and (b) above.

     (e) PERMITTED TRANSFERS. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Purchased Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 3 shall apply to the Transferee to the same extent as to the Purchaser.

     (f) TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be purchased in accordance with this
Section 3, then after such time the person from whom such Purchased Shares are to be purchased shall no longer have any rights as a holder of such Purchased Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Purchased Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

     (a) PURCHASER REPRESENTATIONS. In connection with the issuance and acquisition of Shares under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

          (i) The Purchaser is acquiring and will hold the Purchased Shares for investment for his or her account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (ii) The Purchaser understands that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Purchased Shares.

          (iii) The Purchaser is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

          (iv) The Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated


Stock Purchase Agreement              5
     thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Purchased Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Purchased Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that the proposed disposition does not require registration of the Purchased Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken.

          (v) The Purchaser has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Purchased Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

          (vi) The Purchaser is aware that his or her investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his or her financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of his or her investment in the Purchased Shares.

     (b) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Purchased Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

     (c) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Purchaser shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act, and the Purchaser shall be subject to this Subsection (c) only if the directors and officers of the Company are subject to similar arrangements.

     (d) RIGHTS OF THE COMPANY. The Company shall not be required to (i) transfer on its books any Purchased Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.


Stock Purchase Agreement              6

SECTION 5. SUCCESSORS AND ASSIGNS.

     Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

     Nothing in this Agreement or in the Plan shall confer upon the Purchaser any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

     The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code
Section 83(b). Such election may be filed only within 30 days after the date of purchase set forth in the Summary of Stock Purchase. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Purchaser should consult with his or her tax advisor to determine the tax consequences of acquiring the Purchased Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Purchaser acknowledges that it is his or her sole responsibility, and not the Company's, to file a timely election under Code Section 83(b), even if the Purchaser requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. LEGENDS.

     All certificates evidencing Purchased Shares shall bear the following legends:

     "The shares represented hereby may not be sold, assigned, transferred, encumbered or in any manner disposed of, except in compliance with the terms of a written agreement between the company and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants to the company certain rights of first refusal upon an attempted transfer of the shares and certain repurchase rights upon termination of service with the company. The secretary of the company will upon written request furnish a copy of such agreement to the holder hereof without charge."

     "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the company, qualifies as an exempt transaction under the act and the rules and regulations promulgated thereunder."

     If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.


Stock Purchase Agreement              7

SECTION 9. NOTICE.

     Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company.

SECTION 10. ENTIRE AGREEMENT.

     The Summary of Stock Purchase, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

SECTION 11. CHOICE OF LAW.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Montana, as such laws are applied to contracts entered into and performed in such State.

SECTION 12. DEFINITIONS.

     (a)  "AGREEMENT" shall mean this Stock Purchase Agreement.

     (b) "PURCHASED SHARES" shall mean the Shares purchased by the Purchaser pursuant to this Agreement.

     (c) "PURCHASE PRICE" shall mean the amount for which one Share may be purchased pursuant to this Agreement, as specified in the Summary of Stock Purchase.

     (d) "PURCHASER" shall mean the individual named in the Summary of Stock Purchase.

     (e) "RESTRICTED SHARE" shall mean a Purchased Share that is subject to the Right of Repurchase.

     (f) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 3.

     (g) "RIGHT OF REPURCHASE" shall mean the Company's right of repurchase described in Section 2.

     (h) "SUMMARY OF STOCK PURCHASE" shall mean the document so entitled to which this Agreement is attached.

     (i) "TRANSFEREE" shall mean any person to whom the Purchaser has directly or indirectly transferred any Purchased Share.

     (j) "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Purchased Shares described in Section 3.


Stock Purchase Agreement              8

                                                                   APPENDIX B



               JORE CORPORATION 1999 EMPLOYEE STOCK PURCHASE PLAN

                                   SECTION 1.

         PURPOSE: The purposes of the Jore Corporation 1999 Employee Stock Purchase Plan (the "Plan") are (a) to assist employees of Jore Corporation, a Montana corporation (the "Company"), and its designated subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and (b) to encourage employees to remain in the employ of the Company and its subsidiaries.

                                   SECTION 2.

         DEFINITIONS: For purposes of the Plan, the following terms shall be defined as set forth below:

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Company's Compensation Committee.

         "Common Stock" means the common stock, without par value, of the Company.

         "Company" means Jore Corporation, a Montana corporation.

         "Corporate Transaction" means either of the following events: (a) consummation of any merger or consolidation of the Company with or into another corporation; or (b) consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets or outstanding securities other than a transfer of the Company's assets or securities to a majority-owned Subsidiary Corporation.

         "Designated Subsidiary" has the meaning set forth under the definition of "Eligible Employee" in this Section 2.

         "Effective Date" has the meaning set forth in Section 23.

         "Eligible Compensation" means all base salary and wages. Eligible Compensation does not include overtime, cash bonuses, commissions, severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave, gain from stock option exercises or any other special payments.

         "Eligible Employee" means any employee of the Company or any Subsidiary Corporation designated by the Board or the Committee (a "Designated Subsidiary"), who is in the employ of the Company (or any Designated Subsidiary) on one or more Offering Dates and who meets the following criteria:
(a) the employee does not, immediately after the option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation of the Company; (b) the employee's customary employment is for 20 hours or more per week; provided, however, that the Plan Administrator may decrease this minimum requirement for any future Offering so long as the required number of hours does not exceed 20; (c) if specified by the Plan Administrator for a future Offering, the employee customarily works a minimum of 5 months per year or any lesser number of months established by the Plan Administrator; and (d) if specified by the Plan Administrator for a future Offering, the employee has been employed for a certain minimum period of time prior to an Offering Date; provided, however, that any such minimum employment period may not exceed two years. If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.

         "Enrollment Deadline" has the meaning set forth in Section 7.1.

         "ESPP Broker" has the meaning set forth in Section 10.

          "Fair Market Value" shall be as established in good faith by the Plan Administrator, or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market on the Offering Date or the Purchase Date, as applicable, or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange on the Offering Date or the Purchase Date, as applicable. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

         "Offering" has the meaning set forth in Section 5.1.

         "Offering Date" means the first day of an Offering.

         "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Common Stock.

         "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Participant" means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in
Section 7.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

         "Plan" means the Jore Corporation 1999 Employee Stock Purchase Plan.

         "Purchase Date" means the last day of each Purchase Period.

         "Purchase Period" has the meaning set forth in Section 5.2.

         "Purchase Price" has the meaning set forth in Section 6.

         "Subscription" has the meaning set forth in Section 7.1.

         "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   SECTION 3.

         ADMINISTRATION:

         3.1 PLAN ADMINISTRATOR: The Plan shall be administered by the Board or the Committee or, if and to the extent the Board or the Committee designates an executive officer of the Company to administer the Plan, by such executive officer (each, the "Plan Administrator"). Any decisions made by the Plan Administrator shall be applicable equally to all Eligible Employees.

         3.2 ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR:
Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423 of the Code.

         The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's other officers or employees as the Plan Administrator so determines.

                                   SECTION 4.

         STOCK SUBJECT TO PLAN: Subject to adjustment from time to time as provided in Section 21, the maximum number of shares of Common Stock which shall be available for issuance under the Plan shall be (a) 1,000,000 shares plus (b) an annual increase to be added on the first day of each fiscal year beginning January 1, 2001 equal to the least of (i) of 100,000 shares of Common Stock, or
(ii) 1.5% of the adjusted average common shares outstanding of the

Company used to calculate fully diluted earnings per share as reported in the Company's annual financial statements for the preceding fiscal year, or (iii) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall be added to the aggregate number of shares available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

                                   SECTION 5.

         OFFERING DATES AND PURCHASE PERIODS:

         5.1 OFFERINGS:

         (a) Except as otherwise set forth below, the Plan shall be implemented by a series of two-year Offerings (each, an "Offering"). Offerings shall generally commence on February 15 and August 15 of each year and end on the second February 15 and August 15, respectively, occurring thereafter; provided, however, that the first Offering shall begin on December 31, 1999 (instead of February 15, 2000) and shall end on February 15, 2002.

         (b) The first day of each Offering shall be an "Offering Date." On each Offering Date, each Eligible Employee is hereby granted an Option subject to the terms and conditions of the Plan to purchase shares of Common Stock on the Purchase Dates for the Offering for the price determined under Section 6 exclusively through payroll deductions authorized under Section 9.

         (c) Notwithstanding the foregoing, the Plan Administrator may establish
(i) a different term for one or more Offerings, and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed 27 months.

         (d) In the event the first or the last day of an Offering is not a regular business day, then the first or last day of the Offering shall be deemed to be the next regular business day.

         5.2 PURCHASE PERIODS:

         (a) Except as otherwise set forth below, each Offering shall consist of four consecutive purchase periods of six months' duration (each, a "Purchase Period"). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. Except as otherwise set forth below, a Purchase Period shall commence on February 15 and August 15 of each year and end on the next August 15 and February 15, respectively, occurring thereafter; provided, however, that the first Purchase Period for the first Offering shall begin on December 31, 1999 (instead of February 15, 2000) and shall end on August 15, 2000.

         (b) Notwithstanding the foregoing, the Plan Administrator may establish
(i) a different term for one or more Purchase Periods, and (ii) different commencing and ending dates for any such Purchase Period.

         (c) In the event the first or last day of a Purchase Period is not a regular business day, then the first or last day of the Purchase Period shall be deemed to be the next regular business day.

         5.3 GOVERNMENTAL APPROVAL: Notwithstanding any other provision of the Plan to the contrary, an Option granted pursuant to the Plan shall be subject to obtaining all necessary governmental approvals and qualifications of the Plan and of the issuance of Options and sale of Common Stock pursuant to the Plan.

                                   SECTION 6.

         PURCHASE PRICE:

         6.1 "Purchase Price" at which Common Stock may be acquired on any Purchase Date in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of (a) the Fair Market Value of the Common Stock on the Offering Date of such Offering, and (b) the Fair Market Value of the Common Stock on the Purchase Date.

         6.2 Notwithstanding the foregoing, if an increase in the number of shares authorized for issuance under the Plan (other than an annual increase pursuant to Section 4 and other than the initial authorization on the Effective
Date) is approved and all or a portion of such additional shares are to be issued during one or more Offerings that are underway at the time of shareholder approval of such increase (the "Additional Shares"), then, if as of the date of such shareholder approval, the Fair Market Value of a share of Common Stock is higher than the Fair Market Value on the Offering Date for any such Offering, the Purchase Price for the Additional Shares shall be 85% of the lesser of (i) the Common Stock's Fair Market Value on the date of such shareholder approval, and (ii) the Fair Market Value of the Common Stock on the Purchase Date.

                                   SECTION 7.

         PARTICIPATION IN THE PLAN:

         7.1 INITIAL PARTICIPATION: If a person is an Eligible Employee on the Offering Date for an Offering, such person may become a Participant in the Offering by delivering to the Company on or prior to the Enrollment Deadline for such Offering a subscription (the "Subscription"): (a) indicating the Eligible Employee's election to participate in the Plan; (b) authorizing payroll deductions and stating the amount to be deducted regularly from the Participant's pay; and (c) authorizing the purchase of Common Stock for the Participant in each Purchase Period. Unless otherwise determined by the Plan Administrator, the "Enrollment Deadline" for each Offering shall be 10 days prior to the Offering Date; provided, however, that the "Enrollment Deadline" for the first Offering shall be February 15, 2000. An Eligible Employee who does not deliver a Subscription as provided above on or prior to the Enrollment Deadline shall not participate in the Plan for that Offering or for any subsequent Offering unless such Eligible Employee subsequently enrolls in the Plan by filing a Subscription with the Company on or prior to the Enrollment Deadline for such subsequent Offering. Except as provided in Section 7.2, an employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

         7.2 ALTERNATIVE INITIAL PARTICIPATION: Notwithstanding any other provisions of the Plan, the Board or the Committee may provide for any future Offering that any employee of the Company or any Designated Subsidiary who first becomes an Eligible Employee during the course of an Offering shall, on a date or dates specified in the Offering which coincides with the date on which such person first meets such requirements or occurs on a specified date thereafter, receive an Option under that Offering which Option shall thereafter be deemed to be a part of that Offering. Such Option shall have the same characteristics as any Options originally granted under that Offering, except that: (a) the date on which such Option is granted shall be the "Offering Date" of such Option for all purposes, including determining the Purchase Price of such Option; provided, however, that if the Fair Market Value of the Common Stock on the date on which such Option is granted is less than the Fair Market Value of Common Stock on the first day of the Offering, then, solely for the purpose of determining the Purchase Price of such Option, the first day of the Offering shall be the "Offering Date" for such Option; (b) the Purchase Period(s) for such Option shall begin on its Offering Date and end coincident with the remaining Purchase Date(s) for such Offering; and (c) the Board or the Committee may provide that if such employee first meets such requirements within a specified period of time before the end of a Purchase Period for such Offering, he or she will not receive any Option for that Purchase Period.

         7.3 CONTINUED PARTICIPATION: A Participant shall automatically participate in the next Offering until such time as such Participant withdraws from the Plan pursuant to Section 11.2 or 11.3 or terminates employment as provided in Section 13.

                                   SECTION 8.

         LIMITATIONS ON RIGHT TO PURCHASE SHARES:

         8.1 NUMBER OF SHARES PURCHASED:

         (a) No Option granted under the Plan shall permit an employee's right to purchase Common Stock under the Plan (and all other employee stock purchase plans of the Company, any Parent Corporations and any Subsidiary Corporations to which Section 423 of the Code applies) to accrue at a rate that exceeds $25,000 of fair market value of shares (determined at the Offering Date) for each calendar year in which such Option is outstanding.

         (b) No Participant shall be entitled to purchase more than 4,000 shares of Common Stock (or such other number as the Board or the Committee shall specify for a future Offering) under the Plan in any single Purchase Period.

         (c) For a future Offering, the Board or the Committee may specify a maximum number of shares that may be purchased by any Participant, as well as a maximum aggregate number of shares that may be purchased by all Participants pursuant to such Offering. In addition, for a future Offering with more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares that may be purchased by all Participants on any given Purchase Date under the Offering.

         8.2 PRO RATA ALLOCATION: In the event the number of shares of Common Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Common Stock available in the Plan or available for any Offering or Purchase Date, the Plan Administrator shall make a pro rata allocation of the remaining shares of Common Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may not be issued under the Plan unless the Plan Administrator determines otherwise for any future Offering.

                                   SECTION 9.

         PAYMENT OF PURCHASE PRICE:

         9.1 GENERAL RULES SUBJECT TO SECTION 9.11: Common Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant's Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant's Eligible Compensation during each pay period shall be determined by the Participant's Subscription.

         9.2 PERCENT WITHHELD: The amount of payroll withholding for each Participant for purchases pursuant to the Plan during any pay period shall be at least 1% but shall not exceed 15% of the Participant's Eligible Compensation for such pay period. Amounts shall be withheld in whole percentages only.

         9.3 PAYROLL DEDUCTIONS: Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering unless sooner altered or terminated as provided in the Plan; provided, however, that with respect to the first Offering payroll deductions shall commence (a) on January 24, 2000 for an Eligible Employee who delivers his or her Subscription to the Company on or prior to January 19, 2000, (b) on February 7, 2000 for an Eligible Employee who delivers his or her Subscription to the Company on or prior to February 2, 2000, and (c) on February 21, 2000 for an Eligible Employee who delivers his or her Subscription to the Company on or prior to February 15, 2000.

         9.4 MEMORANDUM ACCOUNTS: Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant's compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

         9.5 NO INTEREST: No interest shall be paid on payroll deductions received or held by the Company.

         9.6 ACQUISITION OF COMMON STOCK: On each Purchase Date of an Offering, each Participant shall automatically acquire, pursuant to the exercise of the Participant's Option, the number of shares of Common Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of whole shares of Common Stock so determined, unless the Plan Administrator has determined for any future Offering that fractional shares may be issued under the Plan; and provided, further, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 8.1.

         9.7 REFUND OF EXCESS AMOUNTS: Any cash balance remaining in the Participant's account at the termination of each Purchase Period shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest; provided, however, that if the Participant participates in the next Purchase Period, any cash balance remaining in the Participant's account because it was less than the amount required to purchase a whole share shall be applied to the purchase of Common Stock in the new Purchase Period, provided such purchase complies with Section 8.1.

         9.8 WITHHOLDING OBLIGATIONS: At the time the Option is exercised, in whole or in part, or at the time some or all of the Common Stock is disposed of, the Participant shall make adequate provision for federal and state withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Company may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

         9.9 TERMINATION OF PARTICIPATION: No Common Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in the Offering or the Plan has terminated on or before such Purchase Date.

         9.10 PROCEDURAL MATTERS: The Company may, from time to time, establish
(a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, as set forth in Section 11.1, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections and (d) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion that are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

         9.11 LEAVES OF ABSENCE: During leaves of absence approved by the Company and meeting the requirements of the applicable Treasury Regulations promulgated under the Code, a Participant may elect to continue participation in the Plan by delivering cash payments to the Company on the Participant's normal paydays equal to the amount of his or her payroll deduction under the Plan had the Participant not taken a leave of absence. Currently, the

Treasury Regulations provide that a Participant may continue participation in the Plan only during the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.

                                   SECTION 10.

         COMMON STOCK PURCHASED UNDER THE PLAN:

         10.1 ESPP BROKER: If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the "ESPP Broker") to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the Participant's name with the ESPP Broker. Each Participant shall be the beneficial owner of the Common Stock purchased under the Plan and shall have all rights of beneficial ownership in such Common Stock. A Participant shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock must remain in the Participant's account at the ESPP Broker until the holding period set forth in Section 423 of the Code has been satisfied. With respect to shares of Common Stock for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant's account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the holding period required by Section 423 of the Code.

         10.2 NOTICE OF DISPOSITION: By entering the Plan, each Participant agrees to promptly give the Company notice of any Common Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Common Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Common Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

                                   SECTION 11.

         CHANGES IN WITHHOLDING AMOUNTS AND VOLUNTARY WITHDRAWAL:

         11.1 CHANGES IN WITHHOLDING AMOUNTS:

         (a) Unless the Plan Administrator establishes otherwise for a future Offering, a Participant may elect to decrease or increase the amount withheld from his or her Eligible Compensation up to two times during any Purchase Period by completing and filing with the Company an amended Subscription authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the next payday following the date of filing the amended Subscription if the amended Subscription is filed at least
10 days prior to such payday (the "Change Notice Date") and, if not, as of the next succeeding payday. All payroll deductions accrued by a Participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a Participant withdraws from an Offering or the Plan, pursuant to Section 11.2 or Section 11.3 below. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

         (b) Unless otherwise determined by the Plan Administrator for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for a future Offering by completing and filing with the Company an amended Subscription on or prior to the Enrollment Deadline for such Offering.

         (c) Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423 and Section 8.1, a Participant's payroll deductions may be decreased during any Purchase Period to 0%. Payroll deductions shall re-commence at the rate provided in such Participant's Subscription at the beginning of the first Purchase Period in which the Participant can participate in compliance with Code Section 423 and Section 8.1, unless the Participant terminates participation in the Offering or the Plan as provided in Section
11.2 or Section 11.3 below.

         11.2 WITHDRAWAL FROM AN OFFERING: A Participant may withdraw from an Offering by signing and delivering to the Company a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal must be elected at least 10 days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. Withdrawal shall not affect Common Stock previously acquired by the Participant under the Plan. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon withdrawal from such Offering. The Company may, from time to time, impose a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal.

         11.3 WITHDRAWAL FROM THE PLAN: A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. Such notice must be delivered at least 10 days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering, but may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and timely delivering a Subscription. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal.

         11.4 RETURN OF PAYROLL DEDUCTIONS: Upon withdrawal from an Offering pursuant to Section 11.2 or from the Plan pursuant to Section 11.3, the withdrawing Participant's accumulated payroll deductions that have not been applied to the purchase of Common Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant and the Participant's interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

                                   SECTION 12.

         AUTOMATIC WITHDRAWAL: If the Fair Market Value of the Common Stock on any Purchase Date of an Offering is less than the Fair Market Value of the Common Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering after the acquisition of the shares of Common Stock on such Purchase Period, and (b) be enrolled in the Offering commencing on such Purchase Date, provided the Participant is eligible to participate in the Plan and has not elected to terminate participation in the Plan pursuant to Section 11.2 or 11.3.

                                   SECTION 13.

         TERMINATION OF EMPLOYMENT: Termination of a Participant's employment with the Company for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant's participation in the Plan. The payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant's death, to the Participant's legal representative or designated beneficiary as provided in
Section 14.2, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13.

                                   SECTION 14.

         RESTRICTIONS ON ASSIGNMENT:

         14.1 TRANSFERABILITY: An Option granted under the Plan shall not be transferable and such Option shall be exercisable during the Participant's lifetime only by the Participant. The Company will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of the Participant's interest in the Plan, of his or her Option or of any rights under his or her Option.

         14.2 BENEFICIARY DESIGNATION: The Plan Administrator may permit a Participant to designate a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, the Plan Administrator may permit a Participant to designate a beneficiary who is to receive any cash from the Participant's account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Company.

                                   SECTION 15.

         RESERVED.

                                   SECTION 16.

         NO RIGHTS AS SHAREHOLDER UNTIL SHARES ISSUED: With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company, and he or she shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, a certificate or its equivalent has been issued to the Participant for the shares following exercise of the Participant's Option.

                                   SECTION 17.

         LIMITATIONS ON SALE OF COMMON STOCK PURCHASED UNDER THE PLAN: The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Common Stock purchased under the Plan at any time he or she chooses, subject to compliance with any applicable federal and state securities laws. A Participant assumes the risk of any market fluctuations in the price of the Common Stock.

                                   SECTION 18.

         AMENDMENT OR TERMINATION OF THE PLAN:

         18.1 The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with
Section 423 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (i) increase the total number of shares as to which Options may be granted under the Plan, (ii) modify the class of employees eligible to receive Options, or (iii) otherwise require shareholder approval under any applicable law or regulation.

         18.2 The Plan shall continue in effect indefinitely until it is terminated or suspended by the Board. The Board may terminate or suspend the Plan at any time and for any reason. During any period of suspension or upon termination of the Plan, no Options shall be granted.

         18.3 Except as provided in Section 21, no such termination of the Plan may affect Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date of the Plan in the generally accepted accounting rules applicable to the Plan.

                                   SECTION 19.

         NO RIGHTS AS AN EMPLOYEE: Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent or Subsidiary Corporation or to affect the right of the Company or a Parent or Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

                                   SECTION 20.

         EFFECT UPON OTHER PLANS: The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company, or any Parent Corporation or Subsidiary Corporation, to
(a) establish any other forms of incentives or compensation for employees of the Company, a Parent Corporation or Subsidiary Corporation, or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

                                   SECTION 21.

         ADJUSTMENTS:

         21.1 ADJUSTMENT OF SHARES: In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then (subject to any required action by the Company's shareholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Common Stock subject to the Plan as set forth in Section 4,
(ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities, and (iii) the maximum number of shares of Common Stock that may be purchased by a Participant in a Purchase Period. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction, dissolution or liquidation of the Company shall not be governed by this Section 21.1 but shall be governed by Sections 21.2 and 21.3, respectively.

         21.2 MERGER OR ASSET SALE OF THE COMPANY: In the event of a proposed Corporate Transaction, each outstanding Option shall be assumed or continued or an equivalent option substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume, continue or substitute for the Option, the Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Company's proposed sale or merger.

         The Board shall notify each Participant in writing, at least 10 business days prior to the new Purchase Date, that the Purchase Date for the Participant's Option has been changed to the new Purchase Date and that the Participant's Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Offering or the Plan as provided in Section 11.

         21.3 DISSOLUTION OR LIQUIDATION OF THE COMPANY: In the event of the proposed dissolution or liquidation of the Company, the Offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least 10 business days prior to the new Purchase Date, that the Purchase Date for the Participant's Option has been changed to the new Purchase Date and that the Participant's Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Offering or the Plan as provided in Section 11.

         21.4 LIMITATIONS: The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                   SECTION 22.

         REGISTRATION; CERTIFICATES FOR SHARES: The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Common Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

                                   SECTION 23.

         EFFECTIVE DATE:  The Plan's Effective Date is December 31, 1999.

-----------------------------------------------------------------------------------------------------------------------------------


                                                            JORE CORPORATION
                                                                 PROXY

                                                       ANNUAL MEETING, MAY 17, 2000
                                                  PROXY SOLICITED BY BOARD OF DIRECTORS
                                                     PLEASE SIGN AND RETURN THIS PROXY

     The undersigned (reverse side) hereby appoints Matthew B. Jore and David H. Bjornson, and each of them, proxies with power of substitution to vote, on behalf of the undersigned, all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Jore Corporation (the "Company") to be held on May 17, 2000 and at any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

-----------------------------------------------------------------------------------------------------------------------------------
                                                       * FOLD AND DETACH HERE *

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Please mark
                                                                                                                  your votes as
                                                                                                                  indicated in  /X/
                                                                                                                  this example

                                  FOR all   WITHHOLD
                                 nominees   AUTHORITY
                               (except as   (to vote for
                            marked to the   all nominees
                          contrary below)   listed below)                                                  FOR   AGAINST   ABSTAIN
1. Election of Directors        / /               / /        2. Approval of the Company's 1999 Employee    / /     / /       / /
                                                                Stock Purchase Plan.
(Instructions: To withhold authority                                                                       FOR   AGAINST   ABSTAIN
to vote for any individual, strike a                         3. Amendment of the Company's 1997 Amended    / /     / /       / /
line through the nominee's name below.)                         and Restated Stock Plan to increase the
                                                                total number of shares of Company common
Matthew B. Jore                                                 stock reserved for issuance under such
Michael W. Jore                                                 plan from 1,300,000 to 2,400,000.
David H. Bjornson                                                                                          FOR   AGAINST   ABSTAIN
Thomas E. Mahoney                                            4. Ratification of Deloitte & Touche LLP as   / /     / /       / /
R. Bruce Romfo                                                  the Company's independent accountants.
William M. Steele                                                                                          FOR   AGAINST   ABSTAIN
A. Blaine Huntsman                                           5. Transaction of any business that properly  / /     / /       / /
James P. Mathias                                                comes before the meeting or any
                                                                adjournments thereof. A majority of the
                                                                votes present at the meeting, including
                                                                proxies or substitutes at the meeting,
                                                                may generally transact such business.
                                                                Proxies or substitutes at the meeting may
                                                                exercise all the powers granted hereby in
                                                                transacting such business.

                                                                PLEASE NOTE: ANY SHARES OF STOCK OF THE COMPANY HELD IN THE NAME
                                                                OF FIDUCIARIES, CUSTODIANS OR BROKERAGE HOUSES FOR THE BENEFIT OF
                                                                THEIR CLIENTS MAY ONLY BE VOTED BY THE  FIDUCIARY, CUSTODIAN OR
                                                                BROKERAGE HOUSE ITSELF -- THE BENEFICIAL OWNER MAY NOT DIRECTLY
                                                                VOTE OR APPOINT A PROXY TO VOTE THE SHARES AND MUST INSTRUCT THE
                                                                PERSON OR ENTITY IN WHOSE NAME THE SHARES ARE HELD HOW TO VOTE
                                                                THE SHARES HELD  FOR THE BENEFICIAL OWNER. THEREFORE, IF ANY SHARES
                                                                OF STOCK OF THE COMPANY ARE HELD IN "STREET NAME" BY A BROKERAGE
                                                                HOUSE, AT THE INSTRUCTION OF ITS CLIENT, MAY VOTE OR  APPOINT A
                                                                PROXY TO VOTE THE SHARES.

                                                                THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED
                                                                HEREON, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED
                                                                FOR EACH OF THE PROPOSALS. THE PROXIES MAY VOTE IN THEIR DISCRETION
                                                                AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

                                                                THE ANNUAL MEETING OF JORE CORPORATION WILL BE HELD ON MAY 17, 2000,
                                                                AT 1:30 P.M. (MDT) AT THE BOONE & CROCKETT CLUB, 250 STATION DRIVE,
                                                                MISSOULA, MONTANA 69801.


Signature(s):_____________________________________ Signature if held jointly___________________________ Dated:_______________, 2000
Please date and sign as imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by its president or other authorized officer.
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